



eLEC Communications Corp.

Name Change and Financial Guidance

November 26, 2007

Forward-Looking Statements

Risks, Uncertainties, Other Factors with Respect to "Forward-Looking Statements:"

Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute "forward-looking statements" and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the "forward-looking statements." Such factors are detailed in eLEC Communication Corp.'s Form 10-K for the year ended November 30, 2006 and Form 10-Q for the quarter ended August 31, 2007.

Changing Our Name

- eLEC Communications Corp. will change its name to Pervasip Corp. in December 2007
- The word "Pervasip" is a contraction of "Pervasive IP"
- Our goal is to have a pervasive IP presence, and our SIP architecture allows us to provide Voice over Internet services everywhere, including geographical locations that other providers cannot reach due to the cost constraints of deploying expensive equipment that we do not require
- The Pervasip name is a better reflection of who we are and where we are going than our current name, which implies we are a form of a local exchange carrier, or LEC

Review of Our Strategy

- Focus on wholesale Voice over Internet services
- Treat Voice over Internet as data traffic, not as telephone traffic
- Leverage our award-winning network, with its low fixed costs and scalable network architecture
- Provide a SIP solution to broadband service providers that cannot afford the time or resources to develop their own digital voice solution
- Utilize proceeds from recent financing to achieve positive cash flow from operations in 12 months

Wholesale VoIP Strategy

- Provide the ideal service bundle
  - Empower broadband providers to sell Voice over Internet services to both existing and prospective customers
  - Avoid the high costs of retail direct marketing
  - Provide all the back-office automation so the wholesale customer can be up and running within 30 days
- Reach breakeven faster and with fewer customers
- Leverage the existing customer bases, marketing departments and customer service departments of our wholesale customers
- Enable broadband providers to incur significantly lower acquisition costs to sell Voice over Internet services than other retail companies

Our Wholesale Solution

- We enable all broadband providers to provide their customers a voice solution
  - Private labeled Voice over Internet service
  - Individual secure end-user web sites with customer invoices, call records, features, voice mail etc.
  - Personalized billing solution and format
  - E911 compliant in USA, Puerto Rico and Canada
  - Local number portability
  - Extensive coverage of local telephone numbers
  - Free technical and commercial start-up support
  - Account management support

Key Market Variables

Success for any service provider in the Voice over Internet market will be determined by:

- The ability to reach out to an embedded base of customers
- The ability to target market and scale

By definition, this means our key customer opportunities include:

- Cable operators
- Internet Service Providers (ISPs)
- Direct marketing organizations
- WiFi Providers
- Broadband over power line providers (BPL)

The Wholesale Marketplace

- Cable Providers – 3,000 cable providers with 93 million subscribers
- ISPs – 3,800 ISPs serving 95 million subscribers
- BPLs - By 2012, 33% of new broadband customers will access their services using BPL. 13% of current broadband users will switch over to BPL. Research and Markets
- WISPs - Wireless Voice over Internet is expected to reach $82 billion by 2012 (Juniper Research). Dual-mode handsets will help fuel the wireless Voice over Internet market.

Wholesale Customer Benefits

- Expand their portfolio of products and services
- Reduce end-customer churn by offering bundled services
- Increase their ARPU (average revenue per user)
- Meet evolving end-customer needs with new technology
- Fend off competition
- Provide excellent contribution margins
- Offer low cost of entry with minimal CAPEX required
- Allow for rapid service deployment
- Provide high-quality and reliable voice performance
- Assure better bandwidth utilization
- Allow the service provider to focus on customer acquisition

Voice over Internet is Data, Not Telephone

(carriers must process calls as data to leverage the power of the Internet)

- Too many carriers treat Voice over Internet as a telephone call
  - They buy one switch to do all the "telecom" tasks
  - They use circuits, such as DS-3s, to carry the data packets in and out of their switch
  - They let the equipment manufacturers talk them into buying expensive equipment
- Voice over Internet consists of data packets, we treat voice traffic as data
- We load balance calls over large numbers of servers instead of one massive high-cost switch
- We do not need high-cost long-haul circuits to process calls, and yet we easily process calls for a customer that blasts 20,000 calls in a hour

Award Winning Network

- A superior network demonstrated through its selection by knowledgeable broadband operators
- Server cluster architecture employing computers rather than telecom switches resulting in low cost and high bandwidth utilization earned Internet Telephony's "Most Innovative VoIP Provider" award
- Foundation elements of our network are:
  - Linux code - The ability to adjust our proprietary code to service any broadband provider
  - SIP – the most advanced IP voice signaling today. SIP minimizes network and bandwidth demands
  - G.729 – Highly efficient and resilient compression voice codec - G.729 uses 70% less bandwidth than the older G.711 codec.
    - We support all codecs including G.711
  - Fully automated back office – We empower our wholesale customers to manage their "own" voice business

Rapid Growth in Sales Leads

Our recent financing has allowed us to generate new leads by advertising and attending trade shows



Inquiries
Trade shows
120
100
80
60
40
20
0
34
18
34
60
43
37
23
23
24
22
9
10
14
13
68
18
22
11
Dec
Jan
Feb
Mar
Apr
May
June
July
Aug
Sept
Oct
Nov

VOX

pervasip

Sales Funnel Starting to Regenerate


New in test
Contracts
We anticipate 50 percent of the service providers in test
will sign a wholesale customer contract
16
14
12
10
8
6
4
2
0
11
11
10
14
9
7
8
4
5
7
11
10
7
3
8
11
3
6
4
4
2
1
1
1
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov

VOX

pervasip

Projected Revenue Growth

Based upon our current financial resources, the number of wholesale contracts currently in place, and the new wholesale contracts that we anticipate in the future, quarterly revenues are projected as follows:

4th Quarter Fiscal 2007	$340,000 - $350,000
1st Quarter Fiscal 2008	$500,000 - $575,000
2nd Quarter Fiscal 2008	$1,200,000 - $1,500,000
3rd Quarter Fiscal 2008	$2,500,000 - $3,200,000
4th Quarter Fiscal 2008	$3,800,000 - $4,500,000

Positive Operating Cash Flow

Positive cash flow from operations is projected in October 2008 as follows:

Net Income	$5,000
Interest	+67,000
Depreciation and amortization	+34,000
Operating Cash Flow	$106,000

These amounts are based upon projected monthly sales of $1.4 million

Financial Guidance

	Fiscal 2008	Fiscal 2009	Fiscal 2010
Revenue	$8 – 9 million	$20 – 23 million	$37 – 40 million
Gross Profit	$2.2 – 2.9 million	$8 – 9 million	$15 – 16 million
Operating Cash Flow	($1.4) – (1.3) million	$2 – 2.3 million	$5 - $5.8 million
Total lines in service	57,000 – 67,000	120,000 – 135,000	235,000 – 250,000

Summary

- Wholesale Voice over Internet is profitable when combined with a low-cost and robust network
- Our technology, which does not use DS-3s to carry traffic, but instead keeps the data stream on the Internet, is the most efficient and least expensive way to carry Voice over Internet traffic.
- We have 98 signed wholesale agreements, and with our recent marketing effort, we have 119 new leads and 21 new prospects in trial
- There is a large addressable market and significant opportunity for us to grow quickly